UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

California Republic Auto Receivables Trust 2013-2

(Exact name of Issuing Entity as specified in its charter)

California Republic Funding, LLC

(Exact name of Depositor as specified in its charter)

California Republic Bank

(Exact name of Sponsor as specified in its charter)

Delaware	333-190866-01	80-0843356
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman, Suite 1100 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the issuance on November 21, 2013 (the “Closing Date”) of $247,160,000 Asset Backed Notes (the “Notes”) offered pursuant to the Prospectus dated November 7, 2013 and the Prospectus Supplement dated November 15, 2013, California Republic Funding, LLC (the “Depositor”) entered into an underwriting agreement on November 15, 2013, and on the Closing Date the Depositor and California Republic Auto Receivables Trust 2013-2 (the “Trust”) entered into the material agreements listed below in Item 9.01, copies of which are annexed as exhibits to this current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated November 15, 2013, among the Depositor, California Republic Bank (“CRB”), and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Amended and Restated Trust Agreement, dated as of November 1, 2013, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

4.2	Indenture, dated as of November 1, 2013, between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of November 1, 2013, among the Issuer, the Depositor, CRB, as seller, servicer and custodian, the Indenture Trustee and CSC Logic, Inc., as backup servicer.

10.2	Administration Agreement, dated as of November 1, 2013, among the Issuer, CRB, as administrator, the Owner Trustee and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of November 1, 2013, between CRB, as seller and the Depositor, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA REPUBLIC FUNDING, LLC as Depositor

By:	/s/ JOHN W. DECERO
Name:	John W. DeCero
Title:	Manager

Date: November 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2013, among California Republic Funding, LLC, California Republic Bank, and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Amended and Restated Trust Agreement, dated as of November 1, 2013, between California Republic Funding, LLC, as depositor and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of November 1, 2013, between California Republic Auto Receivables Trust 2013-2 and Deutsche Bank Trust Company Americas, as indenture trustee.

10.1	Sale and Servicing Agreement, dated as of November 1, 2013, among California Republic Auto Receivables Trust 2013-2, California Republic Funding, LLC, as depositor, California Republic Bank, as servicer, Deutsche Bank Trust Company Americas, as indenture trustee and CSC Logic, Inc., as backup servicer.

10.2	Administration Agreement, dated as of November 1, 2013, among California Republic Auto Receivables Trust 2013-2, California Republic Bank, as administrator Wilmington Trust, National Association, as owner trustee and Deutsche Bank Trust Company Americas, as indenture trustee.

10.3	Receivables Purchase Agreement, dated as of November 1, 2013, between California Republic Bank, as seller and California Republic Funding, LLC, as purchaser.

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